JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

SEPARATE ACCOUNT W

Supplement dated May 30, 2025 to PROSPECTUSES dated April 28, 2025

Changes to Variable Investment Options

This Supplement applies to INDEPENDENCE VARIABLE ANNUITY, INDEPENDENCE PREFERRED VARIABLE ANNUITY, and INDEPENDENCE 2000 VARIABLE ANNUITY Contracts issued by John Hancock Life Insurance Company (U.S.A.) (the “Contracts”). It supplements the prospectus dated April 28, 2025 for the Contract you purchased (the “Annuity Prospectus”).

You should read this Supplement together with the Annuity Prospectus and retain all documents for future reference. We define certain terms in this Supplement. If a term is not defined in this Supplement, it has the meaning given to it in the Annuity Prospectus. If you would like another copy of the Annuity Prospectus please contact our Annuities Service Center at 1-800-344-1029 to request a free copy. You may also visit our website at www.jhannuities.com.

Portfolio Correction

Effective immediately, the reference to “Capital Appreciation Value Trust” in the “Appendix: Portfolio’s Available Under the Contract” section of the Annuity Prospectus is corrected to reference “Capital Appreciation Trust” as follows:

Investment Objective	Portfolio and Adviser/Subadviser	Current Expenses		Average Annual Total Returns (as of 12/31/24) (%)
				1-Year	5-Year	10-Year
To seek long-term growth of capital.	Capital Appreciation Trust - Series NAV John Hancock Variable Trust Advisers LLC/Jennison Associates LLC	0.74	%*	30.71	17.68	16.20

Name Change and Subadvisor Change

Effective on or about May 28, 2025 (the “Effective Date”), the following John Hancock Variable Insurance Trust (“JHVIT”) portfolio’s “Former Name” is changing to the “New Name” listed below:

Former Name	New Name
Capital Appreciation Trust	U.S. Growth Trust

Moreover, as of the Effective Date, the following JHVIT portfolio’s “Former Subadvisor” will be replaced by the “New Subadvisor” indicated below:

Former Subadvisor	New Subadvisor
Jennison Associates LLC	Wellington Management Company LLP

As a result, after the Effective Date, all references in the prospectuses to the Former Name and Former Subadvisor are changed to the New Name and New Subadvisor, respectively.

Changes to Current Expenses

In addition, effective May 28, 2025, there is a reduction in “Current Expenses” for the JHVIT U.S. Growth Trust in the “Appendix: Portfolios Available Under the Contract” section of the Annuity Prospectus as follows:

Investment Objective	Portfolio and Adviser/Subadviser	Current Expenses		Average Annual Total Returns (as of 12/31/24) (%)
				1-Year	5-Year	10-Year
To seek long-term growth of capital.	U.S. Growth Trust – Series NAV John Hancock Variable Trust Advisers LLC/Wellington Management Company LLP	0.59	%*	30.71	17.68	16.20

*	This portfolio’s annual expenses reflect temporary fee or expense waivers or reimbursements.

You should retain this Supplement for future reference.

Supplement dated May 30, 2025

05/25:VAPS76   333-164145